EXHIBIT 10.4

EXECUTION VERSION

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT dated as of March 26, 2012 (the “Agreement”), by GRAFTECH INTERNATIONAL LTD., a Delaware corporation (“GrafTech”), GRAFTECH FINANCE INC., a Delaware corporation (“Finance”), the other subsidiaries of GrafTech from time to time party hereto (together with GrafTech and Finance, the “Pledgors”), in favor of JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in the Amended and Restated Credit Agreement dated as of October 7, 2011, as amended by the First Amendment dated as of March 26, 2012, among GrafTech, the Borrowers from time to time party thereto, the LC Subsidiaries from time to time party thereto, the other Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”)).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and the Issuing Bank has agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

WHEREAS the Credit Agreement is being amended and each Pledgor that is a party to the existing Amended and Restated Pledge Agreement dated as of April 28, 2010, among GrafTech, Finance, the pledgors party thereto and JPMorgan Chase Bank, N.A., as collateral agent for the lenders, has agreed to reaffirm and confirm its obligations thereunder and to amend and restate the existing Amended and Restated Pledge Agreement in the form hereof;

WHEREAS it is a condition precedent to the obligations of the Lenders to make the Loans and of the Issuing Bank to issue the Letters of Credit that the Pledgors shall have executed and delivered this Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Issuing Bank to issue Letters of Credit, each of the Pledgors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings assigned to them in the Credit Agreement.

(b) The following terms shall have the following meanings:

“Additional Collateral” shall mean all rights of any Pledgor under any Guarantees, security agreements or other instruments or documents guaranteeing or securing any other Collateral.

“Collateral” shall mean the Pledged Securities, the Additional Collateral and all Proceeds thereof.

“Collateral Account” shall mean any account established to hold money Proceeds, maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties and the Pledgors, as provided in Section 8(a) and Section 15.

“Domestic Obligations” shall mean all the Obligations that are obligations of GrafTech, Finance or any other Domestic Subsidiary.

“Foreign Obligations” shall mean all the Obligations that are obligations of any Foreign Subsidiary that is a CFC.

“Issuers” shall mean the companies identified on Schedule I attached hereto as the issuers of the Pledged Securities and each issuer of any securities included in the Additional Collateral.

“Luxembourg Holdco Indebtedness” shall mean any Indebtedness owed by Luxembourg Holdco to any Pledgor.

“Luxembourg Parent Indebtedness” shall mean any Indebtedness owed by Luxembourg Parent to any Pledgor.

“Pledged Notes” shall mean (a) the notes listed on Schedule I hereto and (b) all other notes and instruments evidencing Indebtedness of GrafTech, the Borrowers, any Subsidiary or any other person that shall be owned at any time or from time to time by any Pledgor.

“Pledged Securities” shall mean the Pledged Notes and the Pledged Stock.

“Pledged Stock” shall mean the Capital Stock listed on Schedule I hereto or hereafter acquired by any Pledgor (other than Capital Stock issued by an entity organized under the laws of Australia or England and Wales), together with all certificates from time to time evidencing such Capital Stock; provided that the Pledged Stock shall not include, insofar as they secure Domestic Obligations, more than 65% of the issued and outstanding voting Capital Stock of any CFC (it being understood and agreed that such limitation shall not apply insofar as any such Pledged Stock secures Foreign Obligations).

“Proceeds” shall mean all “proceeds” (as such term is defined in Section 9-102 of the UCC on the date hereof) of any Collateral and, in any event, shall include all interest, payments, prepayments, collections, dividends or other distributions or other income on the Pledged Stock or the Pledged Notes.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Swissco Indebtedness” shall mean any Indebtedness owed by Swissco to any Pledgor.

“UCC” shall mean the Uniform Commercial Code from time to time in effect in the State of New York.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2. Pledge; Grant of Security Interest; Assignment of Security Interests. (a) Each Pledgor hereby pledges and delivers to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in, all the Collateral now or at any time hereafter owned by such Pledgor as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, upon one or more dates of prepayment or otherwise) of all of the Obligations. For the avoidance of doubt, no Pledgor grants such a security interest in Pledged Stock of a CFC in an amount that exceeds 65% of the issued and outstanding voting Stock of such CFC as collateral security in respect of Domestic Obligations. Each Pledgor will (i) cause any shares of Capital Stock of Finance or any Domestic Subsidiary required to be pledged hereunder to be evidenced by duly executed certificates that are pledged and delivered to the Collateral Agent pursuant to the terms hereof and (ii) cause any Pledged Notes to be delivered to the Collateral Agent pursuant to the terms hereof.

(b) Each of Swissco and each Pledgor agrees that, until the Commitments under the Credit Agreement have been terminated and the principal of and interest on each Loan, all fees referred to in the Credit Agreement and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, the Collateral Agent will have the right, after the occurrence and during the continuance of an Event of Default, to the exclusion of each of Swissco and any Pledgor, to exercise all rights of each of Swissco and each Pledgor, and to make all demands and give all notices to be made or given by each of Swissco and each Pledgor, under or in respect of any Swissco Indebtedness in accordance with its terms and any related guarantee agreements guaranteeing or security documents securing such Swissco Indebtedness, as their rights may appear therein (and each of Swissco and each Pledgor agrees that any such demand or notice made or given by Swissco or a Pledgor in violation of the provisions of this paragraph shall be of no force or effect). Without limiting the foregoing, each of Swissco and each Pledgor agrees that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may demand payment of the principal of and interest accrued on any Swissco Indebtedness. “Pledgor” shall have the meaning assigned in the preamble. For the avoidance of doubt, Swissco is not a Pledgor.

(c) Each of Luxembourg Holdco and each Pledgor agrees that, until the Commitments under the Credit Agreement have been terminated and the principal of and interest on each Loan, all fees referred to in the Credit Agreement and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, the Collateral Agent will have the right, after the occurrence and during the continuance of an Event of Default, to the exclusion of each of Luxembourg Holdco and any Pledgor, to exercise all rights of each of Luxembourg Holdco and each Pledgor, and to make all demands and give all notices to be made or given by each of Luxembourg Holdco and each Pledgor, under or in respect of any Luxembourg Holdco Indebtedness in accordance with its terms and any related guarantee agreements guaranteeing or security documents securing such Luxembourg Holdco Indebtedness, as their rights may appear therein (and each of Luxembourg Holdco and each Pledgor agrees that any such demand or notice made or given by Luxembourg Holdco or a Pledgor in violation of the provisions of this paragraph shall be of no force or effect). Without limiting the foregoing, each of Luxembourg Holdco and each Pledgor agrees that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may demand payment of the principal of and interest accrued on any Luxembourg Holdco Indebtedness. “Pledgor” shall have the meaning assigned in the preamble. For the avoidance of doubt, Luxembourg Holdco is not a Pledgor.

(d) Each of Luxembourg Parent and each Pledgor agrees that, until the Commitments under the Credit Agreement have been terminated and the principal of and interest on each Loan, all fees referred to in the Credit Agreement and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, the Collateral Agent will have the right, after the occurrence and during the continuance of an Event of Default, to the exclusion of each of Luxembourg Parent and any Pledgor, to exercise all rights of each of Luxembourg Parent and each Pledgor, and to make all demands and give all notices to be made or given by each of Luxembourg Parent and each Pledgor, under or in respect of any Luxembourg Parent Indebtedness in accordance with its terms and any related guarantee agreements guaranteeing or security documents securing such Luxembourg Parent Indebtedness, as their rights may appear therein (and each of Luxembourg Parent and each Pledgor agrees that any such demand or notice made or given by Luxembourg Parent or a Pledgor in violation of the provisions of this paragraph shall be of no force or effect). Without limiting the foregoing, each of Luxembourg Parent and each Pledgor agrees that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent may demand payment of the principal of and interest accrued on any Luxembourg Parent Indebtedness. “Pledgor” shall have the meaning assigned in the preamble. For the avoidance of doubt, Luxembourg Parent is not a Pledgor.

SECTION 3. Stock Powers and Instruments of Transfer. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock and each Pledged Note, the applicable Pledgor shall deliver an undated stock power covering such certificate or an instrument of transfer covering such Pledged Note, duly executed in blank by such Pledgor with, if the Collateral Agent so requests, signature guaranteed.

SECTION 4. Representations and Warranties. Each Pledgor represents and warrants, as to itself and the Collateral pledged by it hereunder (except that such representation and warranty, except for that made in clause (c) below, is made in the knowledge of such Pledgor in the case of Pledged Securities issued by Issuers that are not Subsidiaries), that:

(a) The shares of Pledged Stock listed on Schedule I constitute the portion of the issued and outstanding shares of all classes of the Capital Stock of the applicable Issuer set forth on Schedule I and the Pledged Notes evidence the obligations of the applicable Issuer to the applicable Pledgor in aggregate principal amounts as set forth on Schedule I.

(b) The Pledged Securities have been duly and validly authorized and issued by the Issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Notes, are legal, valid and binding obligations of the issuers thereof.

(c) Subject to Section 21(b), each Pledgor is the legal, record and beneficial owner of the Pledged Securities and of the Additional Collateral, free of any and all Liens, or options in favor of, or claims of, any other person, except Liens permitted by the Credit Agreement.

(d) All Capital Stock or other ownership interests in the Domestic Subsidiaries (other than limited liability companies and partnerships) will at all times constitute certificated securities for purposes of Articles 8 and 9 of the UCC as in effect in the State of New York or its equivalent in other jurisdictions.

(e) Except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the laws of the country of organization of any Issuer of Pledged Securities or any agreement listed on Schedule 6.09 of the Credit Agreement or otherwise permitted by the Credit Agreement, the Pledged Securities are and will continue to be freely transferable and assignable and none of the Pledged Securities are or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Securities hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder

(f) This Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and, when the Pledged Stock, Pledged Notes or Additional Collateral shall be delivered to the Collateral Agent together, in the case of Pledged Stock or Pledged Notes, with endorsements in blank to the Collateral Agent (or, as applicable in the case of (i) the Capital Stock or Indebtedness of any Person incorporated or organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia, the requisite filings or registrations are made, or (ii) the Capital Stock of Foreign Subsidiaries, the requisite filings or registrations are made) and, in the case of Additional Collateral, when financing statements are properly filed in accordance with Article 9 of the UCC, to the extent applicable, this Agreement will constitute a duly perfected first priority Lien on, and security interest in, all right, title and interest of the Pledgors thereunder in such Pledged Stock, Pledged Notes or Additional Collateral, in each case prior and superior in rights to any other person, subject to the agreements listed in Schedule 3.08 to the Credit Agreement or otherwise permitted by the Credit Agreement.

SECTION 5. Covenants. Each Pledgor, as to itself and the Collateral pledged by it hereunder, covenants and agrees with the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interest created hereby is released, subject to Section 21(b):

(a) Any sums paid upon or in respect of the Pledged Stock, Pledged Notes or Additional Collateral upon the liquidation or dissolution (other than any liquidation or dissolution permitted by Section 5.01(a) of the Credit Agreement) of any Issuer shall, upon and during the continuance of an Event of Default, upon the written request of the Collateral Agent, be paid over to the Collateral Agent to be held and applied by it hereunder as provided in Section 8(a) and Section 15, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or Additional Collateral or any property shall be distributed upon or with respect to the Pledged Stock, Pledged Notes or Additional Collateral pursuant to the recapitalization or reclassification of capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, upon and during continuance of an Event of Default, upon the written request of the Collateral Agent, be delivered to the Collateral Agent to be held and applied by it hereunder as provided in Section 8(a) and Section 15. If any sums of money or property so paid or distributed in respect of the Pledged Stock, Pledged Notes or Additional Collateral shall be received by such Pledgor, such Pledgor shall, upon and during the continuance of an Event of Default, upon the written request of the Collateral Agent, until such money or property is paid or delivered to the

Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, for application in accordance with Section 8(a) and Section 15.

(b) Without the prior written consent of the Collateral Agent, such Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, except to the extent the same are permitted to be issued under the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral owned by it, except as not prohibited under the terms of the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of such Collateral, or any interest therein, except as not prohibited under the terms of the Credit Agreement and for the security interest created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Collateral Agent to sell, assign or transfer any of such Collateral, except as not prohibited under the terms of the Credit Agreement.

(c) Such Pledgor shall maintain the security interest created by it under this Agreement as a first priority, perfected security interest and shall defend such security interest against claims and demands of all persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral owned by such Pledgor shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall, if so requested by the Collateral Agent, be immediately delivered to the Collateral Agent duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, provided that the use of the Proceeds of such Collateral shall nonetheless be governed by Sections 6 and 7.

SECTION 6. Cash Dividends; Voting Rights; Proceeds. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 7, the Pledgors shall be permitted to receive, retain and use all cash dividends paid in accordance with the terms and conditions of the Credit Agreement in respect of the Pledged Stock and, if applicable, Additional Collateral and to exercise all voting and corporate rights with respect to the Pledged Stock and, if applicable, Additional Collateral, provided, however, that no vote shall be cast or corporate right exercised or other action taken (regardless of whether an Event of Default has occurred and is continuing) which would materially and adversely affect the rights of the Collateral Agent or the Secured Parties or their ability to exercise same or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive, retain and use all other Proceeds (in addition to cash dividends as provided under Section 6(a)) from the Collateral.

SECTION 7. Rights of the Secured Parties and the Collateral Agent. If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the Pledgors, (a) the Collateral Agent shall have the right to receive any and all Proceeds paid in respect of the Pledged Securities or Additional Collateral and any and all Proceeds of Proceeds and make application thereof to the Obligations in the manner provided in Section 8(a) and Section 15 and (b) all shares of the Pledged Stock and, if applicable, Additional Collateral shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such shares of the Pledged Stock and to such Additional Collateral at any meeting of shareholders of any Issuer or otherwise and (ii) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock and to such Additional Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all the Pledged Stock and, if applicable, Additional Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by a Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock and to such Additional Collateral, and in connection therewith, the right to deposit and deliver any and all the Pledged Stock and, if applicable, Additional Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. All Proceeds that are received by any Pledgor contrary to the provisions of this Section 7 shall be received in trust for the ratable benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 7 shall be retained by the Collateral Agent in a Collateral Account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8(a) and Section 15. After all Events of Default under the Credit Agreement have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal that such Pledgor would otherwise be permitted to retain pursuant to the terms of Section 6, but only to the extent such Proceeds remain in such Collateral Account.

SECTION 8. Remedies. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent shall apply all or any part of the Proceeds held in any Collateral Account in accordance with Section 15.

(b) If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Pledgor which right or equity is, to the extent permitted by law, hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or reasonably relating to the Collateral or any of the rights of the Collateral Agent and the Secured Parties hereunder, including reasonable attorney’s fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Obligations, in the order set forth in Section 15. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition. GrafTech and the other Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay all the Obligations.

SECTION 9. Registration Rights; Private Sales. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, if the Pledged Stock was issued by a Wholly Owned Subsidiary that is a Domestic Subsidiary, the Pledgor who owns such Pledged Stock will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period expiring on the earlier of (A) one year from the date of the first public offering of the Pledged Stock and (B) such time that all of the Pledged Stock, or that portion thereof to be sold, is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor who owns such Pledged Stock agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. Each Pledgor jointly and severally agrees to (x) indemnify, defend and hold harmless the Collateral Agent and the other Indemnitees from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Collateral Agent) and claims (including the costs of investigation) that they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any writing thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the Issuer of such Pledged Stock by the Collateral Agent or any other Secured Party expressly for use therein, and (y) enter into an indemnification agreement with any underwriter of or placement agent for any Pledged Stock, on its standard form, to substantially the same effect. The Pledgors will jointly and severally bear all costs and expenses of carrying out their obligations under this Section 9.

(b) The Pledgors recognize that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree do so.

(c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Pledged Stock or Additional Collateral owned by it pursuant to this Section valid and binding and in compliance with any and all other applicable requirements of the laws of any jurisdiction. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in the Section shall be specifically enforceable against such Pledgor.

SECTION 10. Irrevocable Authorization and Instruction to Issuer. (a) Each Pledgor hereby authorizes and instructs each Issuer that has issued Pledged Stock pledged by such Pledgor pursuant to Section 2 to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and agrees that each such Issuer shall be fully protected in so complying.

(b) Each Issuer that is a Subsidiary shall, in the form of the Acknowledgement and Consent attached hereto as Annex II, acknowledge the instructions set forth in clause (a) above and will agree to be bound by the terms of this Agreement and to comply with the terms hereof insofar as such terms are applicable to such Issuer.

SECTION 11. Collateral Agent’s Appointment as Attorney-in-Fact. (a) Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full irrevocable power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent’s own name, from time to time in the Collateral Agent’s discretion upon and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including any financing statements, endorsements, assignments or other instruments of transfer.

(b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

SECTION 12. Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, provided that investments shall be made at the option and sole discretion of the Collateral Agent and provided further that the Collateral Agent shall use reasonable efforts to make such investments. Neither the Collateral Agent, any Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

SECTION 13. Execution of Financing Statements. Each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement.

SECTION 14. Authority of Collateral Agent. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting.

SECTION 15. Application of Proceeds. The proceeds of any sale of Collateral pursuant to Section 8(b), as well as any Collateral consisting of cash under Section 8(a), shall be applied by the Collateral Agent as follows:

First, to the payment of the reasonable costs and expenses of the Collateral Agent as set forth in Section 8(b);

Second, to the payment of all amounts of the Obligations owed to the Secured Parties in respect of Loans made by them and outstanding and amounts owing in respect of any LC Disbursement or Letter of Credit or under any Cash Management Arrangement, Commodity Rate Protection Agreement or Interest/Exchange Rate Protection Agreement with a Lender, pro rata as among the Secured Parties in accordance with the amount of such Obligations owed them;

Third, to the payment and discharge in full of the Obligations (other than those referred to above), pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

Fourth, after payment in full of all Obligations, to the applicable Pledgor, or the successors or assigns thereof, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 16. Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional.

SECTION 17. Survival of Agreement. All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance by the Issuing Bank of the Letters of Credit, regardless of any investigation made by the Secured Parties, or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

SECTION 18. Collateral Agent’s Liabilities and Expenses; Indemnification. (a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Pledgor’s ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral. All of such liabilities shall, as between the Collateral Agent and the Pledgors, be borne exclusively by the Pledgors.

(b) Each Pledgor hereby agrees to pay all reasonable expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral, in each case to the extent the Borrowers are required to do so pursuant to Section 9.03 of the Credit Agreement.

(c) Any amounts payable by a Pledgor as provided hereunder shall be additional Obligations of it secured hereby and by its other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreement, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

SECTION 20. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or any Secured Party or its properties in the courts of any jurisdiction.

(b) Each Pledgor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 22. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 21. Termination and Release. (a) This Agreement and the security interest created hereunder shall terminate when all the Obligations have been fully and indefeasibly paid and when the Secured Parties have no further Commitments and no Letters of Credit are outstanding, at which time the Collateral Agent shall reassign and deliver to each Pledgor, or to such person or persons as each Pledgor shall reasonably designate, against receipt, such of the Collateral owned by such Pledgor as shall have not been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instructions of reassignment and release. Any such reassignment shall be without recourse to or any warranty by the Collateral Agent and at the expense of such Pledgor. Notwithstanding anything herein to the contrary, if all the obligations in respect of any Cash Management Arrangement, Commodity Rate Protection Agreement or Interest/Exchange Rate Protection Agreement, if any, have been secured on a ratable basis by a pledge granted in connection with a refinancing or replacement of the Credit Agreement, then this Agreement and the pledge created hereunder shall terminate when all the obligations under the Credit Agreement have been fully and indefeasibly paid and when the Secured Parties have no further Commitments and no Letters of Credit are outstanding.

(b) All Collateral sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreement (including pursuant to a waiver or amendment of the terms thereof), shall be sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Collateral Agent shall execute and deliver to each Pledgor with respect to the Collateral owned by such Pledgor, or to such person or persons as such Pledgor shall reasonably designate, against receipt, such Collateral sold, transferred or otherwise disposed together with appropriate instructions of reassignment and release, (ii) any representation, warranty or covenant contained herein relating to the Collateral shall no longer be deemed to be made with respect to such sold, transferred or otherwise disposed Collateral and (iii) all schedules hereto shall be amended to delete the name of the Issuer. Any such reassignment shall be without recourse or to any warranty by the Collateral Agent and at the expense of such Pledgor.

(c) Each Pledgor (other than GrafTech, Finance and GrafTech International Holdings Inc.) shall be released from its obligations hereunder if a portion of the Capital Stock of such Pledgor shall be sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreement, by any person that shall own such stock, to a person that is not GrafTech or an Affiliate thereof, and such disposition will result in such Pledgor ceasing to be a Subsidiary after giving effect to such disposition.

SECTION 22. Notices. All notices, requests and demands to or upon the Secured Parties or the Pledgors under this Agreement shall be given or made in accordance with Section 9.01 of the Credit Agreement and addressed as follows:

(a) if to any Secured Party, GrafTech or Finance, at its address for notices provided in Section 9.01 of the Credit Agreement; and

(b) if to any Subsidiary that is a Pledgor, at its address set forth on Schedule II hereto (which may be changed by written notice to the Collateral Agent).

SECTION 23. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the other Loan Documents shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 24. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent, provided that any provision of this Agreement may be waived by the Required Lenders pursuant to a letter or agreement executed by the Collateral Agent or by telecopy transmission from the Collateral Agent.

(b) Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant in Section 24(a)) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

SECTION 25. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 26. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Pledgors, the Collateral Agent and the Secured Parties and their successors and assigns, provided that this Agreement may not be assigned by the Pledgors without the prior written consent of the Collateral Agent and the Secured Parties.

SECTION 27. Counterparts. This Agreement may be executed in two or more original counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION 28. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 29. Additional Pledgors. Pursuant to Section 5.11 of the Credit Agreement (and the requirement thereunder that all actions be taken in order to cause the Collateral and Guarantee Requirement to be satisfied at all times), certain Subsidiaries are from time to time required to enter into this Agreement as a Pledgor upon the occurrence of certain events. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Subsidiary of an instrument in the form of Annex I, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. The execution and delivery of any such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

SECTION 30. Conflicts with Foreign Law Documents. In the event of any inconsistency between the terms and conditions of this Agreement applicable to any Pledged Security and the terms and condition of any Pledge Agreement governed by the laws of any foreign jurisdiction applicable to such Pledged Security, the terms and conditions of such foreign law Pledge Agreement, except to the extent the context or applicable law may require, shall control.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GRAFTECH INTERNATIONAL LTD.,

By	/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

GRAFTECH FINANCE INC.,

By	/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

EACH OF THE PLEDGOR SUBSIDIARIES LISTED ON SCHEDULE II HERETO,

By	/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By	/s/ Brian Knapp
Name: Brian Knapp
Title: Vice President

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

ACKNOWLEDGED AND CONFIRMED:

GRAFTECH SWITZERLAND S.A., solely to confirm Section 2(b) hereunder,

by	/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

ACKNOWLEDGED AND CONFIRMED:

GRAFTECH LUXEMBOURG II S.A.R.L., solely to confirm Section 2(c) hereunder,

By	/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

ACKNOWLEDGED AND CONFIRMED:

GRAFTECH LUXEMBOURG I S.A.R.L., solely to confirm Section 2(d) hereunder,

By	/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

SCHEDULE I

TO PLEDGE AGREEMENT

I. PLEDGED STOCK

II. PLEDGED NOTES

SCHEDULE II

TO PLEDGE AGREEMENT

PLEDGOR SUBSIDIARIES

GrafTech Holdings Inc.

GrafTech USA LLC

Seadrift Coke L.P.

Fiber Materials Inc.

GrafTech Global Enterprises Inc.

GrafTech International Holdings Inc.

GrafTech DE LLC

GrafTech Seadrift Holding Corp.

GrafTech International Trading Inc.

GrafTech Technology LLC

GrafTech NY Inc.

Graphite Electrode Network LLC

Intermat

Each at the following address:

12900 Snow Road

Parma, Ohio 44130

ANNEX I

TO PLEDGE AGREEMENT

SUPPLEMENT NO. [•] dated as of [            ], to the Second Amended and Restated Pledge Agreement dated as of March 26, 2012 (the “Pledge Agreement”), among GRAFTECH INTERNATIONAL LTD., a Delaware corporation (“GrafTech”), GRAFTECH FINANCE INC., a Delaware corporation (“Finance”), the other subsidiaries of GrafTech from time to time party thereto (together with GrafTech and Finance, the “Pledgors”) in favor of JPMORGAN CHASE BANK, N.A. as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in the Pledge Agreement, and if not defined therein, having the meaning given it in the Credit Agreement (as defined below)).

A. Reference is made to the Amended and Restated Credit Agreement dated as of October 7, 2011, as amended by the First Amendment dated as of March 26, 2012 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GrafTech, the Borrowers from time to time party thereto, the LC Subsidiaries from time to time party thereto, the other Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

B. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement (and the requirement thereunder that all actions be taken in order to cause the Collateral and Guarantee Requirement to be satisfied at all times), certain Subsidiaries are required to enter into the Pledge Agreement as a Pledgor upon the occurrence of certain events. Section 29 of the Pledge Agreement provides that additional Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Pledgor”) is a Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Pledgor agree as follows:

SECTION 1. In accordance with Section 29 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Pledgor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors’ rights generally and equitable principles of general applicability.

SECTION 3. The New Pledgor hereby represents and warrants that Schedule I attached hereto includes a true and correct listing of all the Collateral owned by it. The New Pledgor hereby agrees to cause the Issuer of any Collateral listed on Schedule I hereto that is a Subsidiary to execute and deliver an Acknowledgment and Consent substantially in the form of Annex II to the Pledge Agreement.

SECTION 4. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent.

SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to Finance.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[NAME OF NEW PLEDGOR],

By
Name:
Title:
Address:

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By
Name:
Title:

[SIGNATURE PAGE TO SUPPLEMENT TO PLEDGE AGREEMENT]

SCHEDULE I

TO SUPPLEMENT

TO PLEDGE AGREEMENT

PLEDGED STOCK

Pledgor	Issuer	Pledged Stock	Percentage Pledged

PLEDGED NOTES

OTHER NOTES

Pledgor	Issuer	Principal Amount

ANNEX II

TO PLEDGE AGREEMENT

ACKNOWLEDGMENT AND CONSENT

Each of the undersigned hereby acknowledges receipt of a copy of the Second Amended and Restated Pledge Agreement dated as of March 26, 2012 (the “Pledge Agreement”), among GRAFTECH INTERNATIONAL LTD., a Delaware corporation (“GrafTech”), GRAFTECH FINANCE INC., a Delaware corporation (“Finance”), the other subsidiaries of GrafTech from time to time party thereto (together with GrafTech and Finance, the “Pledgors”), in favor of JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in the Pledge Agreement, and if not defined therein, having the meaning given it in the Amended and Restated Credit Agreement dated as of October 7, 2011, as amended by the First Amendment dated as of March 26, 2012, among GrafTech, the Borrowers from time to time party thereto, the LC Subsidiaries from time to time party thereto, the other Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”)).

1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. Each of the undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5(a) of the Pledge Agreement.

3. The terms of subsection 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

[Signature Page to Follow]

EACH OF THE ISSUERS OF PLEDGED STOCK LISTED ON SCHEDULE I TO THE PLEDGE AGREEMENT, AS SET FORTH ON ATTACHMENT I TO THIS ACKNOWLEDGEMENT AND CONSENT,

by	/s/ Quinn J. Coburn
Name: Quinn J. Coburn
Title: Attorney-in-Fact

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By	/s/ Brian Knapp
Name: Brian Knapp
Title: Vice President

[SIGNATURE PAGE TO ACKNOWLEDGEMENT & CONSENT TO PLEDGE AGREEMENT]

ATTACHMENT I TO

ACKNOWLEDGEMENT AND CONSENT TO

PLEDGE AGREEMENT

ISSUERS OF PLEDGED STOCK

UNDER DOMESTIC PLEDGE AGREEMENT

Issuer*

GrafTech Holdings Inc. f/k/a GrafTech International Ltd.

GrafTech USA LLC f/k/a C/G Electrodes LLC

Seadrift Coke L.P.

Fiber Materials Inc.

GrafTech Finance Inc.

GrafTech Global Enterprises Inc.

GrafTech International Holdings Inc.

GrafTech DE LLC

GrafTech Seadrift Holding Corp.

GrafTech International Trading Inc.

GrafTech Technology LLC

GrafTech NY Inc.

Graphite Electrode Network LLC

Intermat

GrafTech Luxembourg I S.à r.l. (Luxembourg)

GrafTech Canada ULC (Canada)

GrafTech Ibérica S.L. (Spain)

[intentionally omitted]**

*	Jurisdictions of incorporation of non-United States entities are identified in parentheses following the names of such entities.

**	Each of GrafTech México, S.A. de C.V. (Mexico) and GrafTech Comercial de México, S. de R.L. de C.V. (Mexico) did not sign this Acknowledgement and Consent for reasons of local law in Mexico.